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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

MIDLAND CAPITAL HOLDINGS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed: September 21, 2005

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

MIDLAND CAPITAL HOLDINGS CORPORATION
September 21, 2005
Dear Fellow Stockholder:
     On behalf of the Board of Directors and management of Midland Capital Holdings Corporation, we cordially invite you to attend Midland Capital’s 2005 Annual Meeting of Stockholders. The meeting will be held at 2:00 p.m., local time, on October 19, 2005, at the main office of Midland Capital located at 8929 South Harlem Avenue, Bridgeview, Illinois.
     In addition to the election of two directors, stockholders are being asked to ratify the appointment of Cobitz, VandenBerg & Fennessy as auditors for Midland Capital. Accordingly, your Board of Directors unanimously recommends that you vote for each of these proposals.
     We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save Midland Capital additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.
     Thank you for your attention to this important matter.

Very truly yours,
/s/ Paul M. Zogas
PAUL M. ZOGAS
Chairman of the Board, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
I. ELECTION OF DIRECTORS
II. RATIFICATION OF THE APPOINTMENT OF AUDITORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS
OTHER MATTERS

MIDLAND CAPITAL HOLDINGS CORPORATION
8929 South Harlem Avenue
Bridgeview, Illinois 60455
(708) 598-9400
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on October 19, 2005
     Notice is hereby given that the 2005 Annual Meeting of Stockholders of Midland Capital Holdings Corporation will be held at 2:00 p.m., local time, on October 19, 2005, at the main office of Midland Capital located at 8929 South Harlem Avenue, Bridgeview, Illinois.
     A proxy card and a proxy statement for the Meeting are enclosed. The Meeting is for the purpose of considering and acting upon:
1.	The election of two directors of Midland Capital; and

2.	The ratification of the appointment of Cobitz, VandenBerg & Fennessy as independent auditors of Midland Capital for the fiscal year ending June 30, 2006; and
such other matters as may properly come before the meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the meeting.
     Any action may be taken on any one of the foregoing proposals at the meeting on the date specified above, or on any date or dates to which the meeting may be adjourned or postponed. Stockholders of record at the close of business on September 14, 2005 are the stockholders entitled to vote at the meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the meeting will be available at the main office of Midland Capital during the ten days prior to the meeting, as well as at the meeting.
     You are requested to complete, sign and date the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed postage paid return envelope. The proxy will not be used if you attend and vote at the meeting in person.

By Order of the Board of Directors
/s/ Paul M. Zogas
PAUL M. ZOGAS
Chairman of the Board, President and Chief Executive Officer

Bridgeview, Illinois
September 21, 2005

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT
MIDLAND CAPITAL HOLDINGS CORPORATION
8929 South Harlem Avenue
Bridgeview, Illinois 60455
(708) 598-9400

ANNUAL MEETING OF STOCKHOLDERS
October 19, 2005

     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Midland Capital Holdings Corporation (“Midland Capital”) to be used at the 2005 Annual Meeting of Stockholders to be held at the main office of Midland Capital located at 8929 South Harlem Avenue, Bridgeview, Illinois, on October 19, 2005 at 2:00 p.m., local time, and at all adjournments or postponements of the meeting. The accompanying Notice of Meeting, proxy card and this proxy statement are first being mailed to stockholders on or about September 21, 2005. Certain of the information provided herein relates to Midland Federal Savings and Loan Association, a wholly owned subsidiary of Midland Capital.
     At the meeting, the stockholders of Midland Capital are being asked to consider and vote upon (i) the election of two directors of Midland Capital and (ii) the ratification of the appointment of Cobitz, VandenBerg & Fennessy as the Midland Capital’s independent accountants for the fiscal year ending June 30, 2006. Your Board of Directors unanimously recommends that you vote for each of management’s nominees for election as directors and for the ratification of the appointment of Cobitz, VandenBerg & Fennessy.
Vote Required and Proxy Information
     All shares of Midland Capital common stock, par value $.01 per share, represented at the meeting by properly executed proxies received prior to or at the meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and the adoption of the proposal set forth in this proxy statement. Midland Capital does not know of any matters, other than as described in the Notice of Meeting, that are to come before the meeting. If any other matters are properly presented at the meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.
     Directors shall be elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Votes withheld and broker non-votes will have no effect on the election of directors. The ratification of the appointment of auditors requires the affirmative vote of a majority of the votes cast on the proposal. Proxies marked to abstain will have the same effect as votes against the proposal to ratify the appointment of the independent auditors. Broker non-votes will have no effect on this proposal. One-third of the shares of the common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.
     A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of Midland Capital at or before the meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of Midland Capital at or before the meeting; or (iii) attending the meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Charles A. Zogas, Secretary, at the address stated above.
Voting Securities and Principal Holders Thereof
     Stockholders of record as of the close of business on September 14, 2005, will be entitled to one vote for each share then held. As of that date, Midland Capital had 372,600 shares of common stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of Midland Capital’s common stock, (ii) Midland Capital’s Chief Executive Officer, and each other executive officer whose salary and bonus for fiscal 2005 exceeded $100,000 (the “Named Officers”) and (iii) all directors, nominees and executive officers of Midland Capital and Midland Federal as a group.

Beneficial Owner	Shares Beneficially Owned	Percent of Class

Over 5% Beneficial Owners

Algerd A. Brazis, Director 8929 South Harlem Avenue Bridgeview, Illinois 60455	20,000(1)	5.37%

Jeffrey S. Halis 500 Park Avenue Fifth Floor New York, New York 10022	20,000(2)	5.37%

Richard A. Horstman 31 Boulder Wood Drive Bernardsville, New Jersey 07924	20,000(3)	5.37%

Named Officers

Paul M. Zogas, Chairman of the Board, President and Chief Executive Officer 8929 South Harlem Avenue Bridgeview, Illinois 60455	107,907(4)	28.96%

Richard Taylor, Director, Vice President 8929 South Harlem Avenue Bridgeview, Illinois 60455	8,308(6)	2.23%

Chares A. Zogas, Director, Executive Vice President and Secretary 8929 South Harlem Avenue Bridgeview, Illinois 60455	87,987(4)	23.61%

Directors and executive officers of the Company as a group (6 persons)	239,852(5)	64.37%

(1)	The above information is based on a Statement on Schedule 13D filed on August 3, 1998, by Mr. Brazis and a Form 4 filed in November 5, 2003 by Mr. Brazis. Mr. Brazis reported shared voting and investment power with his wife and the Algerd A. and Aldona Brazis Living Trust with respect to the shares.

(2)	The above information is as reported in a Schedule 13D filed June 29, 1999. Mr. Halis claimed sole voting and dispositive power in regards to all 20,000 shares.

(3)	The above information as reported in a Schedule 13D filed September 9, 1993.

(4)	Each person has reported sole voting and investment power with respect to the shares held by them, respectively.

(5)	Includes shares held directly, held in retirement accounts, held by certain members of the named individuals’ families, or held by trusts of which the named individuals may be deemed to have sole or shared voting or dispositive power.

(6)	Form 4 filed June 10, 2004, by Mr. Taylor.

I. ELECTION OF DIRECTORS
General
     Midland Capital’s Board of Directors consists of six members. The Board of Directors is divided into three classes, each of which contains one-third of the Board of Directors. One-third of the directors are elected annually. Directors of Midland Capital are generally elected to serve for a three-year period or until their respective successors are elected and qualified.
     The table below sets forth certain information regarding the present members and nominees of Midland Capital’s Board of Directors. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. Current directors Michael J. Kukanza and Richard Taylor have been nominated for terms of three years. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the meeting “FOR” the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

					Shares of
		Position(s) Held			Common Stock	Percent
		in the Company	Director	Term to	Beneficially	of
Name	Age(1)	and the Association	Since(2)	Expire	Owned(3)	Class

NOMINEES

Michael J. Kukanza	45	Director	1996	2008	11,725	3.15%
Richard Taylor	55	Director and Vice President	1990	2008	8,308	2.23%

DIRECTORS CONTINUING IN OFFICE

Jonas Vaznelis	85	Director	1977	2007	3,925	1.05%
Paul M. Zogas	50	Chairman of the Board, President and Chief Executive Officer	1982	2007	107,907	28.96%

Algerd Brazis	90	Director	1976	2006	20,000	5.37%
Charles A. Zogas	51	Director, Executive Vice President and Secretary	1983	2006	87,987	23.61%

(1)	At June 30, 2005.

(2)	Includes service as a director of the Association.

(3)	Amounts include shares held directly as well as shares held by certain members of the named individuals’ families with respect to which shares the respective directors may be deemed to have sole or shared voting and/or investment power.
     The business experience of each director of Midland Capital is set forth below. All directors have held their present position for at least five years unless otherwise indicated.
     Michael J. Kukanza. Mr. Kukanza was elected to the Board of Directors in October 1996. Mr. Kukanza is a self-employed private investor. Mr. Kukanza was a founding General Partner of Compass Asset Management, L.L.C., a Chicago-based asset management company, from 1997 to 2003. Prior to joining Compass Asset Management, Mr. Kukanza was Senior Vice President, Global Foreign Exchange Options Head at NationsBanc-CRT until April 1996. Prior to that position, Mr. Kukanza was Managing Director responsible for Global Foreign Exchange Options at Merrill Lynch & Company based both in New York and London from April 1989 to September 1994. Before joining Merrill Lynch, Mr. Kukanza was a Principal in Equity Options at O’Connor & Associates, based in Chicago, beginning in September 1982. Mr. Kukanza holds a BA degree in Economics from the University of Chicago.

     Richard Taylor. Mr. Taylor joined Midland Federal in 1972. Since joining Midland Federal in 1972, he has held various lending positions and has held the position of Vice President in Charge of Lending since 1982. Mr. Taylor holds a BS degree from Illinois State University, and is also a licensed real estate and insurance broker.
     Algerd Brazis. Mr. Brazis retired as the owner of Al’s Hilltop Lounge located in Justice, Illinois in 1983. Mr. Brazis is a Director of the Knights of Lithuania Mid-America District and is an Officer of the Lithuanian Chamber of Commerce.
     Charles Zogas. Mr. Zogas has been the Executive Vice President and the Chief Operations Officer of Midland Federal since 1982. He was elected a Director in 1983, and also serves as Secretary and Treasurer. Mr. Zogas holds a BS degree from the University of Notre Dame in Notre Dame, Indiana, and a Juris Doctor degree from IIT/Chicago — Kent College of Law. Mr. Zogas also provides legal services from time to time to private clients. Mr. Zogas is the brother of Paul Zogas.
     Jonas Vaznelis. Mr. Vaznelis retired as the owner and President of Gifts International, a retail store located in Chicago, Illinois, in 1995. Mr. Vaznelis is a member of the Lithuanian Community Council of Chicago, Illinois, and the Lithuanian Foundation, Inc. He is also a committee member of the Board of Zoning Appeals for Beverly Shores, Indiana.
     Paul Zogas. Mr. Zogas has been Chairman of the Board, President and Chief Executive Officer since 1983, and a Director since 1982. Mr. Zogas holds an AB degree in Economics from the University of Michigan in Ann Arbor, and a Juris Doctor degree from De Paul University College of Law in Chicago. Mr. Zogas provides legal services from time to time to private clients. Mr. Zogas is the brother of Charles Zogas.
Meetings and Committees of the Board of Directors
     Meetings of the Midland Capital’s Board of Directors are generally held on a quarterly basis. The Board of Directors met six times during fiscal 2005. During fiscal 2005, no incumbent director of Midland Capital attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.
     The Board of Directors has established Executive, Audit, Loan, Asset/Liability, Compensation and Stock Option and Incentive Plan committees.
     The Executive Committee, consisting of Directors P. Zogas, C. Zogas and Brazis, meets on an as needed basis to exercise the power of the Board in between Board meetings. This committee did not meet during the fiscal year ended June 30, 2005.
     The Compensation Committee, composed of Directors P. Zogas, Kukanza, Brazis and Vaznelis, meets at least annually to make compensation recommendations and to decide the compensation of the Chief Executive Officer. This committee met once for the fiscal year ended June 30, 2005.
     The Stock Option and Incentive Plan Committee, composed of Directors Brazis and Vaznelis, meets to make awards under the Stock Option Plan. This committee did not meet during the fiscal year ended June 30, 2005.
     The Audit Committee consists of Directors Brazis, Kukanza and Vaznelis. The Audit Committee appoints and oversees the Company’s independent auditors, oversees management’s activities with respect to accounting, recordkeeping, financial reporting and internal and other controls, reviews the Company’s annual audited and quarterly financial statements, and maintains a procedure for confidential complaints regarding accounting matters. Our Board of Directors has adopted a written charter for an audit committee which was attached as an appendix to our proxy statements dated September 29, 2003.
     The Board of Directors has determined that none of the members of the audit committee qualifies as an “audit committee financial expert” under applicable SEC rules. However, the Board of Directors believes that the audit committee is able to perform its functions without an audit committee financial expert on the committee because each committee member is financially literate and either has long experience as a director in reviewing financial institution financial statements or extensive work experience in the financial field. In fiscal 2005, this committee met five times.

Board Nominations for Election of Directors
     Nominations of candidates for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by stockholders entitled to vote for the election of directors who comply with the notice procedures set forth below.
     Midland Capital does not have a nominating committee as the Board as the entire Board performs the nominating function. The Board of Directors believes that it is unnecessary for the Company to have a separate nominating committee because the Board of Directors can effectively perform this function by itself due to the small number of Board members and the stability of the Board.
     The Board will consider suggestions from stockholders of persons they believe should be Board nominees for election as directors. Any such suggestions must be received not later than the close of the fiscal year prior to the stockholders meeting as to which nomination and election is sought. The Board will consider such suggestions in its discretion and may consider, among other factors, the Company’s need for new directors, the qualifications, experience and background of the candidates and the adequacy of the information supplied by the suggesting shareholders. If the Board believes that the current Board is adequate, it may not review any stockholder suggestions for directors.
Stockholder Nominations for Director
     Pursuant to the Company’s bylaws, stockholder nominations for election as directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 70 days prior to the annual meeting date. If, however, the date of the meeting is first given or made to stockholders less than 80 days prior to the date of the meeting, nominations must be received by the Company not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting is mailed to stockholders or the day on which public disclosure of the date of the meeting is first made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company’s bylaws.
Stockholder Communications with the Board of Directors
     The Company does not have a specific policy for stockholder communications with the Board of Directors. However, the Board of Directors may consider stockholder communications and proposals on an ad hoc basis. Any such communications should be addressed to the Company’s Chairman of the Board at its main office address.
Director Compensation
     Director’s fees are paid to directors in the amount of $1,100 for each regular meeting of the board attended and $150 for each special meeting attended in fiscal 2005. Non-employee directors received a fee in the amount of $150 for each committee meeting attended.

Executive Compensation
     The following table sets forth information regarding compensation paid or accrued by Midland Capital and Midland Federal to their Chief Executive Officer and Vice President for services rendered during the past three fiscal years. No other executive officer made in excess of $100,000 during the year ended June 30, 2005.
SUMMARY COMPENSATION TABLE

					Long Term Compensation
Annual Compensation					Awards
					Restricted		All Other
Name and Principal				Other Annual	Stock	Options/	Compensation
Position	Year	Salary ($)(1)	Bonus ($)	Compensation ($)(2)	Award(s) ($)	SARs (#)	($)(4)
Paul Zogas, Chairman of the Board,	2005	$203,790	$22,065	$3,480	$—	—	$6,301
President and Chief Executive Officer	2004	189,577	14,144	3,300	—	—	5,792
	2003	179,749	11,675	3,300	—	—	5,521

Richard Taylor, Vice President	2005	$118,716	$12,193	$—	$—	—	$3,451
	2004	111,457	7,892	—	—	—	3,207
	2003	108,566	6,705	—	—	—	3,133

(1)	Includes directors fees paid to Mr. Zogas and Mr. Taylor of $13,200 for the years ended June 30, 2005, 2004, and 2003.

(2)	Represents club dues paid to Mr. Zogas.

(4)	Represents an employer contribution to the party’s 401(k) account. Other personal benefits did not exceed 10% of total salary and bonus reported.
No stock appreciation rights, limited stock appreciation rights or stock options were granted to Mr. Zogas or Mr. Taylor during the fiscal year ended June 30, 2005.
     Employment Agreement with Paul Zogas. Midland Capital has a three year employment agreement with Paul Zogas. The agreement with Paul Zogas provides for an annual base salary in an amount not less than Mr. Zogas’s salary as of the effective date of the agreement as it may be increased from time to time. The term of the agreement is automatically extended daily by one day so that the term is always three years, unless Midland Capital has given Mr. Zogas 90 days’ advance notice that the term is not to be extended. The agreement provides for termination upon Mr. Zogas’s death, for cause or in the case of certain other events specified in the agreement.
     If Mr. Zogas’s employment is “involuntarily terminated” by Midland Capital other than in connection with or within 36 months after a change in control of Midland Capital or Midland Federal, he will be entitled to receive (i) payment of his base salary during the remaining term of the agreement in the same manner and at the same times received by him while employed and (ii) for the remaining term of the agreement, substantially the same health insurance benefits as he receives as of the date of termination. The term “involuntary termination” means termination by Midland Capital or Midland Federal other than for cause or due to the retirement, death or disability of Mr. Zogas, and includes a material reduction of Mr. Zogas’s current duties, benefits and responsibilities.
     If Mr. Zogas’s employment is involuntarily terminated in connection with or within 36 months after a change in control of Midland Capital or Midland Federal, he will be entitled to receive (i) a lump sum cash payment equal to 299% of his “base amount” of compensation and (ii) for the remaining term of the agreement substantially the same health insurance benefits as he receives as of the date of termination. The lump sum payment is subject to reduction to ensure that all amounts payable by Midland Capital and Midland Federal to him in connection with a change in control are deductible by Midland Capital or Midland Federal for federal income tax purposes.
     Employment Agreement with Richard Taylor. Midland Federal has an employment agreement with Richard Taylor for a one year term. The employment agreement with Richard Taylor provides for an initial base salary equal to his salary in effect on the date of the contract, with an annual raise to be determined by the Board of Directors. The contract automatically extends for one year at each anniversary date (provided that there is a performance review of the employee) until either the Association or Mr. Taylor gives written notice to the contrary. The contract provides for termination upon Mr. Taylor’s death, for cause or in certain events specified by regulations of the Office of Thrift Supervision. Under the terms of the contract, in the event that Mr. Taylor is terminated in connection with a change in control, he may be entitled to be paid for the remaining term of his contract as well as to receive a payment equal to one year’s salary. The contracts provide, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel. The employment contract may have an “anti-takeover” effect that could affect a proposed future acquisition of control of Midland Federal by rendering it more time consuming and expensive to remove the subject employee.
Pension Plan
     Defined Benefit Pension Plan. Midland Federal sponsors a defined benefit pension plan. Eligible employees participate in the pension plan after they attain age 21 and following the completion of 12 months of service, provided the employee has completed at least 1,000 hours of work during such 12-month period. The pension plan is funded solely through contributions made by the Association.
     The table below sets forth, as of June 30, 2005, estimated annual pension benefits for individuals at age 65 payable in the form of benefit for various levels of compensation and years of service. The figures in this table are based upon the assumption that the individual is currently age 65 as of June 30, 2005 with a specified number of years of service. At June 30, 2005, the estimated credited years of service of Mr. P. Zogas was 27 and of Mr. R. Taylor was 33.

Average Annual	Annual Pension Benefit Based on Years of Service
Compensation	10	20	30	40

$20,000	$2,000	$4,000	$6,000	$8,200
40,000	4,900	9,800	14,700	20,200
60,000	7,900	15,800	23,700	32,200
80,000	10,900	21,800	32,700	44,200
100,000	13,900	27,800	41,700	56,200
120,000	16,900	33,800	50,700	68,200
140,000	19,900	39,800	59,700	80,200
Code of Ethics
     The Company has adopted a code of ethics that is applicable to senior financial officers of the Company, including the Company’s principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions as defined in the Code of Ethics. The Code of Ethics was filed with the U.S. Securities and Exchange Commission as an Exhibit to the Company’s Annual Report on Form 10-KSB for the year ended June 30, 2004.
Report of the Audit Committee of the Board of Directors
     The Audit Committee consists of the following members of Midland Capital’s Board of Directors: Brazis, Kukanza and Vaznelis. Each of the members of the Audit Committee is believed to be independent as defined under the current NASDAQ listing standards, although the Company’s shares are not so listed.
     Company management is primarily responsible for the Company’s financial reporting and its internal and disclosure controls. However, the Audit Committee is responsible for the relationship between the Company and its independent auditor. The Committee also receives reports with respect to financial reporting, internal controls, disclosure controls and internal controls over financial reporting. In addition, under the Audit Committee’s charter, the Committee reviews the Company’s unaudited interim financial statements and audited year end financial statements.
     During the Audit Committee’s meetings during fiscal 2005 and thereafter:
•	The Audit Committee reviewed and discussed certain consolidated financial statements with management and the independent auditor.
•	The Audit Committee discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, including the quality (not just the acceptability) of the relevant accounting principles, the reasonableness of the significant judgments, and the clarity of the included disclosures.

•	The Audit Committee received the written disclosures and the letter from the independent auditor required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and discussed with the independent auditor its independence from the Company and management.
•	The Audit Committee members reviewed the overall scope and plans for the 2005 audit.
•	The Audit Committee met with the independent auditor (with and without management present) to discuss the results of its examination, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
     In performing these functions, the Audit Committee acted only in an oversight capacity. In this oversight role, the Audit Committee relied on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and on the independent auditor which, in its report, expressed an opinion on the conformity of the Company’s financial statements to generally accepted principles. The Audit Committee’s oversight did not provide it with an independent basis to determine whether management maintained appropriate accounting and financial accounting standards and complied with applicable laws and regulations. Furthermore, the Audit Committee’s review and discussions with management and the independent auditor did not assure that the Company’s financial statements were audited in accordance with generally accepted auditing standards or that the Company’s independent auditor was in fact “independent.”
     In reliance on the above, the Audit Committee recommended to the Board of Directors, and the Board has directed , that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended June 30, 2005 for filing with the Securities and Exchange Commission. The Audit Committee has also selected, subject to stockholder ratification, the Company’s independent auditor for fiscal 2006.
     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and it shall not otherwise be deemed filed under such Acts.

Algerd Brazis	Michael J. Kukanza	Jonas Vaznelis
Certain Relationships and Related Transactions
     Midland Federal, like many financial institutions, has followed a policy of granting loans to eligible officers, directors and employees for the financing of their personal residences. Loans are made in the ordinary course of business on substantially the same terms and conditions as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features. Federal law requires that all such transactions with officers and directors be on terms and conditions comparable to those for similar transactions with non-affiliates.
     No loans with reduced interest rates or fees were outstanding to any of its directors and officers whose aggregate indebtedness exceeded $60,000 at any time during the year ended June 30, 2005.
II. RATIFICATION OF THE APPOINTMENT OF AUDITORS
     The Audit Committee of the Board of Directors by the Company has appointed Cobitz, VandenBerg & Fennessy to be the Company’s independent auditor for the fiscal year ending June 30, 2006. Representatives of Cobitz, VandenBerg & Fennessy are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.
Audit Fees.
     The aggregate fees billed to the Company by Cobitz, VandenBerg & Fennessy for professional services rendered for the audit of the Company’s annual financial statements, the review of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB and services that are normally provided by Cobitz, VandenBerg & Fennessy in connection with statutory and regulatory filings and engagements were $48,275 for the fiscal year ended June 30, 2005. The aggregate fees billed to the Company by Cobitz, VandenBerg & Fennessy for professional services rendered by Cobitz, VandenBerg & Fennessy for the audit of the Company’s annual financial statements, the review of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB and services that are normally provided by Cobitz, VandenBerg & Fennessy in connection with statutory and regulatory filings and engagements were $47,800 for the fiscal year ended June 30, 2004.
Audit Related Fees.
     There were no fees billed to the Company by Cobitz, VandenBerg & Fennessy for assurance and related services rendered by Cobitz, VandenBerg & Fennessy that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in “Audit Fees” above during the fiscal years ended June 30, 2004 and 2005.
Tax Fees.
     An aggregate of $4,000 per year was billed to the Company by Cobitz, VandenBerg & Fennessy for tax compliance, tax advice and tax planning during each of the fiscal years ended June 30, 2004 and 2005.
All Other Fees.
     There were no fees billed to the Company by Cobitz, VandenBerg & Fennessy for all services other than those described above for the fiscal years ended June 30, 2004 and 2005.
     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Cobitz, VandenBerg & Fennessy. The Audit Committee concluded that the performance of such services will not affect the independence of Cobitz, VandenBerg & Fennessy in performing its function as independent auditor of the Company.
     The Audit Committee preapproves all audit and permissible non-audit services to be provided by the Company’s independent auditor.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF COBITZ, VANDENBERG & FENNESSY AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 2006.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of the Common Stock, to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of the Common Stock. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
     To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 2005, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met.
SHAREHOLDER PROPOSALS
     In order to be eligible for inclusion in Midland Capital’s proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Midland Capital’s office, 8929 South Harlem Avenue, Bridgeview, Illinois 60455, no later than May 24, 2006. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, the Company’s certificate of incorporation and bylaws and applicable law.
     To be considered for presentation at the next annual meeting (although not necessarily for inclusion in the Company’s proxy materials), proposals must be received at Midland Capital’s main office later than August 21, 2006, provided however, that in the event that the date of next year’s annual meeting is held before September 29, 2006 or after December 18, 2006, the stockholder proposal must be received on or before the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting is mailed or public announcement of the date of such meeting is made.
OTHER MATTERS
     The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.
     The cost of solicitation of proxies will be borne by Midland Capital. Midland Capital will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Midland Capital common stock. In addition to solicitation by mail, directors and officers of Midland Capital and its regular employees may solicit proxies personally or by telegraph or telephone, without additional compensation.

By Order of the Board of Directors
/s/ Paul Zogas
Paul Zogas
Chairman of the Board, President and Chief Executive Officer

Bridgeview, Illinois
September 21, 2005

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY MIDLAND CAPITAL HOLDINGS CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
October 19, 2005
     The undersigned hereby appoints the Board of Directors of Midland Capital Holdings Corporation (the “Company”), and its survivor, with full powers of substitution, to act as attorney and proxy for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held on October 19, 2005, at 2:00 p.m., local time, at the main office of Midland Capital located at 8929 South Harlem Avenue, Bridgeview, Illinois, and at any and all adjournments thereof, as follows:

Please be sure to sign and date this proxy in the box below.	Date

Stockholder sign above                             Co-holder (if any) sign above

			With-	For All
		For	hold	Except
I.	The election as directors of all nominees listed (except as marked to the contrary below):	☐	☐	☐

MICHAEL J. KUKANZA (3-year term)
RICHARD TAYLOR (3-year term)
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

		For	Against	Abstain
II.	The ratification of the appointment of Cobitz, VandenBerg & Fennessy as independent auditors for the Company for the fiscal year ending June 30, 2006.	☐	☐	☐
     In their discretion, the proxies are authorized to vote upon any other business matters that may properly come before the Meeting or any adjournment thereof.
     The Board of Directors recommends a vote “FOR” the election of the nominees listed above and “FOR” the ratification for the appointment of Cobitz, VandenBerg & Fennessy.
     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED ABOVE AND FOR THE RATIFICATION FOR THE APPOINTMENT OF COBITZ, VANDENBERG & FENNESSY. IF ANY OTHER BUSINESS IS PRESENTED AT THIS MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

MIDLAND CAPITAL HOLDINGS CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
     This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this proxy). If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.
     The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of the Meeting, a proxy statement and the Company’s Annual Report to Stockholders for the fiscal year ended June 30, 2005.
     Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.
     PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.